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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 7, 2000




                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)




                Delaware                                       74-1734212
         (State of incorporation                            (I.R.S. Employer
            or organization)                               Identification No.)


              Coastal Tower
           Nine Greenway Plaza
             Houston, Texas                                    77046-0995
(Address of principal executive offices)                       (Zip Code)


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Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.

           (12) Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.





                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE COASTAL CORPORATION
                                                        (Registrant)



Date: August 7, 2000                     By:          AUSTIN M. O'TOOLE
                                             ----------------------------------
                                                      Austin M. O'Toole
                                                    Senior Vice President